SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 2000

                             Datatec Systems, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                          0-20688                94-2914253
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)         Identification No.)

                  23 Madison Road, Fairfield, New Jersey 07004
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (973) 808-4000

                                      N/A
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         (Former name or former address, if changed since last report.)


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Item 5.           Other Events.

                  On April 18, 2000, eDeploy.com, Inc., a Delaware corporation and a wholly owned subsidiary of the Registrant ("eDeploy"), consummated a financing with Cisco Systems, Inc. The gross proceeds received by eDeploy from the financing was $10,000,000. A copy of the press release disclosing information relating to the consummation of the transaction and certain related matters is attached as an exhibit to this report, and is incorporated herein by reference.

Item 7.           Exhibits.
         (c)  Exhibits:

                  99.1 Press Release of Datatec Systems, Inc. dated April 18, 2000.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             DATATEC SYSTEMS, INC.


                                             By: /s/ James Caci
                                                 -------------------------------
                                                 James Caci
                                                 Chief Financial Officer


DATE: April 26, 2000



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